EXHIBIT 10.17

Bank Note

BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Loan Number 6068650
Mirenco, Inc. P.O. Box 343 Radcliffe, IA 50230-0343	Randall-Story State Bank 606 Broad Street Story City, IA 50248	Date 07/29/2002 Maturity Date 09/04/2004 Loan Amount $19,384.76
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

Single Advance:  For value received, I promist to pay to you, or your order, at your address listed above the PRINCIPAL sum of NINETEEN THOUSAND THREE HUNDRED EIGHTY FOUR AND 76/100 Dollars $19,384.76. I will receive all of this principal sum on 07/29/2002. No additional advances are contemplated under this note.

INTEREST:  I agree to pay interest on the outstanding principal balance from 07/29/2002 at the rate of 8.900% per year until 09/04/2004.

ACCRUAL METHOD:  Interest will be calculated on a 365/365 basis.

POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, at a rate equal to 10.90.

PAYMENTS:  I agree to pay this note in 26 payments. The first payment will be in the amount of $817.54 and will be due 08/04/2002. A payment of $817.54 will be due monthly thereafter. The final payment of the entire unpaid balance of principal and interest will be due 09/04/2004. Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender’s demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:  This note is a credit agreement subject to Iowa Code 535.17 and the following notice is applicable to this note:

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

SECURITY:  This note is separately secured by 2000 FORD TRUCK VIN#1FTNF20S5YEB30050 & 2000 FORD TRUCK VIN#1FTYR14X3YPA00311.

PURPOSE:  The purpose of this loan is REFINANCE 2 PICKUPS FROM FOSSEEN MFG

SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE. I have received a copy on today’s date.

/s/  Dwayne Fosseen
DWAYNE FOSSEEN, President

Signature for Lender
/s/ Harold E. Thompson
HAROLD E. THOMPSON